UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 10, 2017

Date of Report (date of earliest event reported)

GME Innotainment, Inc.

(Exact name of Registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-54446 (Commission File Number)	59-2318378 (IRS Employer Identification No.)

102 S TEJON ST STE 1100

COLORADO SPRINGS, CO 80903-2253

(Address of principal executive offices) (Zip Code)

719-629-7239

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2017, Lisa Demmons resigned as Chief Executive Officer, Chief Financial Officer, and Director. Ms. Demmons’ resignation letter is attached hereto as Exhibit 17.1.

On July 10, 2017, a majority voting block of shareholders appointed and elected Matthew Miller as Chief Executive Officer, Chief Financial Officer and Director. Mr. Miller, 53, received his juris doctorate from the J. Reuben Clark Law school at BYU in 1993 and graduated with a B.S. and B.A. from Utah State University in 1988. He currently practices law in Provo, Utah, specializing in labor law, immigration law, estate planning and criminal defense. From 2001 to this year, he served as the president and CEO of Revolution Manufacturing, a company that developed and distributed snow sports sportswear products ranging from snowboards, binding, skis, parkas, gloves, and masks.

Item 9.01Financial Statement and Exhibits

Number	Exhibit

17.1	Resignation letter from Lisa Demmons dated July 10, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2017	By:	GME Innotainment, Inc. /s/ Matthew Miller
Matthew Miller Chief Executive Officer